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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): March 11, 2004


                                Aeropostale, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        Delaware                       001-31314                31-1443880
     (State or other                  (Commission              (IRS Employer
jurisdiction of incorporation)        File Number)           Identification No.)


           112 West 34th Street, 22nd Floor, New York, New York 10120 (Address of Principal Executive Offices, including Zip Code)


                                 (646) 485-5398
              (Registrant's Telephone Number, Including Area Code)



                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits


        Exhibit No.             Description

            99.1         Press Release dated March 11, 2004


ITEM 9. Regulation FD Disclosure.

        On March 11, 2004 Aeropostale, Inc. (the "Company") issued a press release announcing the Company's fourth quarter and fiscal 2003 sales results. A copy of this press release is attached hereto as Exhibit 99.1.

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                                   SIGNATURES

     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         Aeropostale, Inc.

                                         /s/  Michael J. Cunningham
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                                         Michael J. Cunningham
                                         Senior Vice President-
                                            Chief Financial Officer

Dated: March 11, 2004